UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On September 11, 2015, Marvell Technology Group Ltd. (“Marvell”) issued a press release regarding its results of operations for the second fiscal quarter and six months ended August 1, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On May 7, 2014, the U.S. District Court for the Western District of Pennsylvania (the “District Court”) entered final judgment for $1,535,889,387.60 in a patent infringement suit brought by Carnegie Mellon University (“CMU”) against Marvell. On May 14, 2014, Marvell filed a notice of appeal with the U.S. Court of Appeals for the Federal Circuit (“Federal Circuit”). To stay the execution of the District Court’s final judgment pending its appeal to the Federal Circuit, Marvell filed with the District Court two supersedeas bonds, one in October 2013, which was unsecured and in the amount of $1.54 billion (the “Primary Bond”), and a second in November 2014, which was secured and in the amount of $216 million. The Primary Bond was issued by a consortium of sureties (the “Sureties”) authorized by the U.S. Treasury. In support of the Primary Bond, Marvell entered into a Bond-Specific Indemnity Agreement with each Surety in October 2013 (the “Indemnity Agreement”), pursuant to which Marvell shall indemnify each Surety for costs and expenses made under each bond. On August 4, 2015, the Federal Circuit issued an opinion affirming on liability, laches, and royalty rate, and reversing on willfulness and related enhancement, and vacating the royalty base based upon the principle of extraterritoriality, thereby limiting the current judgment to $278,406,045.50, consisting of 50 cents per chip for the 556,812,091 chip sales that CMU’s expert estimated as imported into the United States, and remanding for a partial new trial to determine the location of the remaining chip sales. Pursuant to the Indemnity Agreement, the Sureties are allowed to demand that Marvell provide collateral to secure its obligations. A copy of the Indemnity Agreement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated September 11, 2015

99.2	Form of Bond-Specific Indemnity Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2015

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Sukhi Nagesh
Sukhi Nagesh
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 11, 2015

99.2	Form of Bond-Specific Indemnity Agreement